UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 6, 2012

Blue Dolphin Energy Company
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 3, 2012, Blue Dolphin Energy Company (the “Company”) received a letter from The Nasdaq OMX Group (“Nasdaq”) notifying the Company that it failed to hold an annual stockholders meeting during 2011 as required under Nasdaq Listing Rules 5620(a) and 5620(b).  As a result, Nasdaq has determined to initiate procedures to delist the Company’s securities. The Company plans to request an appeal of this determination to the Nasdaq Hearings Panel.

The Company’s 2011 annual meeting of stockholders is set for Friday, January 27, 2012 at 10:00 a.m. Central at the Company’s principal office located at 801 Travis Street, Suite 2100, Houston, Texas 77002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 6, 2012

Blue Dolphin Energy Company

/s/ THOMAS J. MCREYNOLDS, JR.
Thomas J. McReynolds, Jr. Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)